UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                      Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under to §240.14a-12

Gatos Silver, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant))

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25b per Exchange Act Rules 14a-6(i)(1) and 0-11.

GATOS SILVER, INC. 2023 ANNUAL MEETING OF STOCKHOLDERS Wednesday, September 6, 2023 8:00 a.m., Pacific Time Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on September 6, 2023. Notice is hereby given that the 2023 Annual Meeting of Stockholders of Gatos Silver, Inc. will be held in a virtual format on Wednesday, September 6, 2023 at 8:00 a.m., Pacific Time. In order to attend the virtual annual meeting online, you must pre-register at register.proxypush.com/GATO . You will need the control number at the top of this form to register. After registering, you will receive a confirmation email and an email approximately 1 hour prior to the start of the meeting to the email address you provided during registration with a unique link to the virtual meeting. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy materials, which include the proxy card, proxy statement and annual report to stockholders for the fiscal year ended December 31, 2022, are available at www.proxydocs.com/GATO . If you want to receive a paper copy or an e-mail with links to the electronic materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side of this notice on or before August 24, 2023 to facilitate timely delivery. The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1 and FOR Proposal 2: 1. Election of directors: 01 Janice Stairs 04 Igor Gonzales 07 David Peat 02 Dale Andres 05 Karl Hanneman 08 Daniel Muñiz Quintanilla 03 Ali Erfan 06 Charles Hansard 2. Ratification of the appointment of Ernst & Young LLP (“EY”) as our independent registered public accounting firm for the years ending December 31, 2022 and December 31, 2023. THIS IS NOT A FORM FOR VOTING You may immediately vote your proxy on the Internet at: www.proxypush.com/GATO • Use the Internet to vote your proxy 24 hours a day, 7 days a week. • Please have this Notice available. Follow the instructions to vote your proxy. Your Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945

To request paper copies of the proxy materials, which include the proxy card, proxy statement and annual report, please contact us via: : Internet – Access the Internet and go to www.investorelections.com/GATO . Follow the instructions to log in and order copies. ( Telephone – Call us free of charge at 866-870-3684 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order copies. * Email – Send us an email at paper@investorelections.com with “GATO Materials Request” in the subject line. The email must include: • The 11-digit control # located in the box in the upper right hand corner on the front of this notice. • Your preference to receive printed materials via mail -or- email to receive an email with links to the electronic materials. • If you choose email delivery, you must include the email address. • If you would like this election to apply to delivery of materials for all future meetings, write the word “Permanent” and include the last 4 digits of your Tax ID number in the email.